Exhibit 99.1

Annual Shareholders Meeting May 17, 2016

“ ” Shareholders’ Business Meeting Timothy I. Havice Chairman of the Board of Directors

The presentation may contain “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995 . When words such as “believes”, “expects”, “anticipates” or similar expressions are used in this release, Juniata Valley is making forward - looking statements . Such information is based on Juniata Valley’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business . These statements are not historical facts or guarantees of future performance, events or results . Such statements involve potential risks and uncertainties and, accordingly, actual results may differ materially from this “forward looking” information . Many factors could affect future financial results . Juniata Valley undertakes no obligation to publicly update or revise forward looking information, whether as a result of new or updated information, future events, or otherwise . For a more complete discussion of certain risks and uncertainties affecting Juniata Valley, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward - Looking Statements” set forth in the Juniata Valley’s filings with the Securities and Exchange Commission .

Banking on Community Marcie A. Barber President and Chief Executive Officer

Number of Financial Institutions In United States 12,329 10,945 9,510 8,564 7,871 7,510 7,072 6,279 5,865 5,573 5,309 0 2000 4000 6000 8000 10000 12000 14000 1990 1993 1996 1999 2002 2005 2008 2011 2013 2014 2015 # of Financial Institutions

2013 2015 5,865 5,309 Reduction in financial institutions over this 2 year period 556

Failed Financial Institutions In United States 2000 - 2016 2 4 11 3 4 0 0 3 25 140 157 92 50 25 18 8 3 0 20 40 60 80 100 120 140 160 180 200 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

2014 2015 18 8 Failed Institutions over that period 26

 Total Assets $89.6 Million  Gross Loans $47.1 Million  Deposits $77.7 Million  Net Interest Margin 3.66%  LTM Net Income $0.8 Million  LTM Return on Average Assets 0.86%

Financial Performance JoAnn N. McMinn Executive Vice President and Chief Financial Officer

The presentation that follows contains some supplemental financial information determined by methods other than in accordance with U . S . generally accepted accounting principles (GAAP) . Some tables that follow present reconciliations of certain non - GAAP measures to the most directly comparable GAAP measures . These reconciliations exclude certain nonrecurring charges incurred during the year ended December 31 , 2015 , which the Company believes do not reflect the operating performance of the Company during that period . These nonrecurring charges include costs associated with the acquisition of FNBPA Bancorp, Inc . There have not been similar nonrecurring charges within the prior two years and, based on current information, the Company believes these charges are not reasonably likely to recur within two years . The Company’s management uses these non - GAAP measures to evaluate the performance of the Company and believes this presentation also increases the comparability of period - to - period results . The Company believes these non - GAAP measures, in addition to GAAP measures, provide useful information for investors to evaluate the Company’s results . These non - GAAP measures should not be considered a substitute for GAAP measures, nor are they necessarily comparable to non - GAAP measures that may be presented by other companies .

2015 - Year of Growth  Juniata Valley Financial Corp. Acquires FNBPA Bancorp, Inc.  Early in 2015, Management explored possibility of expansion through acquisition.  Began negotiations and due diligence in March.  Definitive Agreement to merge announced in June.  Five months of planning for closing and integration, along with forecasting.  Legal closing on November 30.  December 31, 2015 Financial Statements reflect new consolidated entity.  Juniata Valley Financial Corp. Grows Organically  Increased loan activity for legacy Juniata Valley Bank.

Sources of Balance Sheet Growth (in thousands) Balance Sheet 12/31/2014 FNBPA Acquisition 11/30/2015 Organic Growth 12/31/2015 Investment securities 142,903$ 35,458$ (26,034)$ 152,327$ Loans 294,901 47,055 36,770 378,726 Other Assets 42,725 7,118 3,032 52,875 Total Assets 480,529$ 89,631$ 13,768$ 583,928$ Deposits 380,884$ 77,665$ (1,423)$ 457,126$ Borrowed Funds 44,456 - 14,572 59,028 Other Liabilities 5,333 1,329 1,150 7,812 Capital 49,856 10,637 (531) 59,962 Total Liabilities and Capital 480,529$ 89,631$ 13,768$ 583,928$

The Cost of Acquiring  There are many significant costs that accompany a merger transaction:  Investment Banking Firm  Fairness Opinion  Legal  Due Diligence  Fair Value Analysis  Accounting/Audit  System Conversion/Deconversion  Long - term contract termination penalties  Contractual Payments  Planning  Integration /Training Non - recurring costs included in 2015 recorded non - interest expense: $1,806,000 Not all non - recurring costs were realized in 2015, due to the timing of the transaction settlement. Some remaining one - time costs will be realized in 2016, relating to system conversion and integration.

“ ” In 2015, earnings were affected more by one - time non - recurring costs than by the increased earnings potential of the business combination, due to the timing of the settlement. November 30, 2015 Settlement – combined operations, only one month. To properly evaluate and compare the earnings results from core operating activities, we will present to you the adjusted earnings that exclude the tax - effected one - time costs.

Note concerning performance comparisons * In order to provide meaningful comparisons to prior years and to peer performance, earnings and non - interest expense ratios for 2015 will reflect the adjusted results indicated above. Non-GAAP presentation of net income and performance ratios 2015 Net income, as reported 3,058,000$ Merger and acquisition costs, one-time non-recurring 1,806,000 Tax impact of merger and acquisition costs (495,000) Net income, exclusive of merger and acquisition costs, net of corresponding tax impact 4,369,000$ Return on Average Assets, as reported 0.62% Impact of merger and acquisitions costs, net of corresponding tax impact, as % of average assets 0.27% Return on Average Assets, as adjusted for effect of merger and acquisition costs 0.89% Return on Average Equity, as reported 5.98% Impact of merger and acquisitions costs, net of corresponding tax impact, as % of average equity 2.56% Return on Average Equity, as adjusted for effect of merger and acquisition costs 8.54%

Income and Performance Ratios 2013 2014 2015, as adjusted * Net Income 4,001,000$ 4,216,000$ 4,369,000$ * Return on Average Assets 0.89% 0.90% 0.89% * Return on Average Equity 8.07% 8.31% 8.54% * Net Interest Margin (fully tax equivalent) 3.53% 3.48% 3.56% Loan Loss Provision as % of Average Assets 0.09% 0.08% 0.10% Non-Interest Income as % of Average Assets (excludes securities gains) 0.94% 0.92% 0.92% Non-Interest Expense (net of amortization of Low Income Housing Investment and Acquisition Costs) Low Income Housing Investment tax credit, (net of after-tax amortization of investment, as % of Average Assets) Non-recurring, one time Acquisition Costs, as % of Average Assets 0.00% 0.00% 0.37% Earnings per Share $0.95 $1.01 $1.03 * 2.82% 2.78% 2.84% 0.05% 0.05% 0.05%

Credit Quality Continued Improvement in Non - Performing Loans 10,690 9,588 6,203 5,646 3,690 - 2,000 4,000 6,000 8,000 10,000 12,000 2011 2012 2013 2014 2015 Non - Performing Loan Balances, in thousands 3.69% 3.46% 2.23% 1.91% 0.98% Percentage of Total Loans Outstanding

Peer Group Comparisons Important to assess our performance against other financial institutions of our relative size who are experiencing similar regulatory and compliance governance .

Local Peers Geographic Peers of similar size and complexity  CBTC - CBT Financial Corporation  CCFN – CCFNB Bancorp, Inc.  DIMC – Dimeco, Inc.  EMCF – Emclaire Financial Corp.  ENBP – ENB Financial Corp  FMFP – First Community Financial Corporation  FRAF – Franklin Financial Services Corporation  KISB – Kish Bancorp, Inc.  MPB – Mid Penn Bancorp, Inc.  RIVE – Riverview Financial Corporation  Group of 10  Average Asset Size: $681million Broad Group of Similar Sized Banking Organizations All commercial banking organizations within the state of Pennsylvania whose asset sizes are between $300 million and $1 billion .  Group of 50 Peer Groups Defined

Performance Comparison Return on Average Assets 0.89% 0.90% 0.89% 0.78% 0.82% 0.70% 0.79% 0.89% 0.86% 2013 2014 2015 JUVF Local Peers PA Banking Corp Return on Average Equity 8.07% 8.31% 8.54% 8.30% 8.68% 7.99% 7.86% 8.62% 8.01% JUVF Local Peers PA Banking Corp Source: SNL Financial, an offering of S&P Global Market Intelligence

Performance Comparison Net Interest Margin (Fully Tax Equivalent) 3.53% 3.48% 3.56% 3.50% 3.54% 3.51% 3.39% 3.39% 3.34% 2013 2014 2015 JUVF Local Peers PA Banking Corp Loan Loss Provision (As a Percentage of Average Assets) 0.09% 0.08% 0.10% 0.14% 0.11% 0.14% 0.16% 0.10% 0.12% 2013 2014 2015 JUVF Local Peers PA Banking Corp Source: SNL Financial, an offering of S&P Global Market Intelligence

Performance Comparison Non - Interest Income (As a Percentage of Average Assets) 0.94% 0.92% 0.92% 0.78% 0.77% 0.77% 0.67% 0.61% 0.61% 2013 2014 2015 JUVF Local Peers PA Banking Corp Non - Interest Expense (As a Percentage of Average Assets) 2.92% 2.88% 2.94% 2.90% 2.88% 2.97% 2.63% 2.56% 2.60% 2013 2014 2015 JUVF Local Peers PA Banking Corp Source: SNL Financial, an offering of S&P Global Market Intelligence

Credit Quality Non - Performing Assets as % of Equity 13.90% 11.79% 7.81% 21.69% 17.36% 12.25% 14.83% 13.55% 10.97% 2013 2014 2015 JUVF Local Peers PA Banking Corp JUVF Trend  High Focus on Reduction and Prevention of Non - Performing Assets.  Definition of Non - Performing Asset:  Loan that has been placed in non - accrual status  Accruing loan more than 90 days delinquent in scheduled payments  Troubled - debt restructure (TDR) in default  Value of property owned by the Bank as a result of loan foreclosures (Other Real Estate Owned – OREO) Source: SNL Financial, an offering of S&P Global Market Intelligence

Capital Strength Risk - Based Capital Ratios 17.97% 17.12% 15.03% 15.41% 15.44% 15.12% 17.30% 18.42% 17.83% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 2013 2014 2015 JUVF Local Peers PA Banking Corp  Regulatory Measurement of Capital Adequacy  Minimum regulatory requirement for Total Risk - Based Capital under BASEL III was 8% as of December 31, 2015. JUVF nearly double the requirement.  JUVF Capital levels support the level of dividends being maintained. The dividend yield is among the highest, as depicted in the following chart. Source: SNL Financial, an offering of S&P Global Market Intelligence

Healthy Capital Supporting Dividend Level 10.71% 9.98% 9.38% 8.70% 9.09% 9.00% 9.96% 10.81% 10.55% 2013 2014 2015 JUVF Local Peers PA Banking Corp Tangible Equity to Asset Ratio 4.96% 4.82% 4.99% 3.51% 3.65% 3.89% 2.79% 2.82% 2.83% 2013 2014 2015 JUVF Local Peers PA Banking Corp Dividend Yield Source: SNL Financial, an offering of S&P Global Market Intelligence

Enhanced Performance Achieved Through Growth First Quarter 2016 vs. First Quarter 2015 Q1 2015 Q1 2016 Change Net Income $924,000 $1,292,000 39.83% Return on Average Assets 0.78% 0.88% 12.82% Return on Average Equity 7.36% 8.50% 15.49% Net Interest Margin (fully tax equivalent) 3.50% 3.58% 2.29% Loan Loss Provision as % of Average Assets 0.08% 0.08% 0.00% Non-Interest Income as % of Average Assets (excludes securities gains) 0.85% 0.81% -4.71% Non-Interest Expense (net of amortization of Low Income Housing Inv and Acquisition Costs) Low Income Housing Investment tax credit, (net of after-tax amortization of investment, as % of Average Assets) Non-recurring, one time Acquisition Costs, as % of Average Assets 0.01% 0.04% 300.00% Earnings per Share $0.22 $0.27 22.73% 2.92% 2.71% -7.19% 0.05% 0.04% -20.00%

What is Community Banking? Marcie A. Barber President and Chief Executive Officer

“ ” A social group of any size whose members reside in a specific locality, share government, and often have common cultural and historical heritage. COM - MU - NI - TY noun

“ ” Our belief in the value of community banking and our ability to successfully execute a community banking business strategy throughout varied Pennsylvania regions is the essence of how we are building shareholder value. What is Community Banking?

 Branch Transactions  Electronic Services  Bankers’ Work Hours  Regulation Costs  Net Interest Margins  Competition

 Internet banks  Credit Unions  Government Agencies  Corporate Financing Programs  Social Media

“ ” Improved communication and collaboration from social media could add $1.3 trillion annually in value to the economy and raise knowledge worker productivity 20 - 25% McKinsey Report

● Social Network Users: (Globally) ● 2013 1.73 Billion ● 2017 2.55 Billion ● Among Fortune 500 Companies ● 77% Active Twitter Accounts ● 70% Facebook Accounts ● 69% YouTube Accounts ● 52% of banks plan to invest significant effort into enhancing customer data collection over the next 5 years. ~ Audiense.com, 2015

● 2/3rds of American adults with an investment account have profiles on Facebook, LinkedIn, or Twitter. ● More than half of investors over 50 access Facebook regularly. ● 75% of Senior Executives watch videos on business sites every week. ● 71% of advisors say their target clients are active on LinkedIn. ● 67% of financial services firms are now using Twitter and 59% are on Facebook. ● The average household income of a LinkedIn user is $109K. ~Earth Integrate.com/2014

● 46% of affluent millennials (AM) perform their own research, make decisions, and execute trades. ● 76% of AM are open to trying financial offerings from non - financial brands. ● 70% of consumers prefer to interact with their bank online. ● AM are 2x more likely to use social media to influence their financial investments and decisions. ● 87% of AM seek thought leadership via at least 1 type of social network. ● Millennials share 13x more content about finances on LinkedIn than GenX . ~Hootsuite, 2015

“ ” Social networking is the grouping of individuals into specific groups, like small rural communities or a neigh - borhood subdivision, if you will….. SocialNetworking.com 2015 Like small rural Communities!

Community Banking for our Shareholders Marcie A. Barber President and Chief Executive Officer

“ ” Our belief in the value of community banking and our ability to successfully execute a community banking business strategy throughout varied Pennsylvania regions is the essence of how we are building shareholder value. Building Shareholder Value

Enhanced Performance Achieved Through Growth First Quarter 2016 vs. First Quarter 2015 Q1 2015 Q1 2016 Change Net Income $924,000 $1,292,000 39.83% Return on Average Assets 0.78% 0.88% 12.82% Return on Average Equity 7.36% 8.50% 15.49% Net Interest Margin (fully tax equivalent) 3.50% 3.58% 2.29% Loan Loss Provision as % of Average Assets 0.08% 0.08% 0.00% Non-Interest Income as % of Average Assets (excludes securities gains) 0.85% 0.81% -4.71% Non-Interest Expense (net of amortization of Low Income Housing Inv and Acquisition Costs) Low Income Housing Investment tax credit, (net of after-tax amortization of investment, as % of Average Assets) Non-recurring, one time Acquisition Costs, as % of Average Assets 0.01% 0.04% 300.00% Earnings per Share $0.22 $0.27 22.73% 2.92% 2.71% -7.19% 0.05% 0.04% -20.00%

Banking on Community Marcie A. Barber President and Chief Executive Officer